UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 25, 2005

                              BELLSOUTH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

                       1-8607                             58-1533433
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               (Commission File Number)        (IRS Employer Identification No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia       30309-3610
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (404) 249-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02     Results of Operations and Financial Condition

         BellSouth Corporation (BellSouth) announced that it will record a charge against fourth quarter results to reflect the correction of an error relating to the lease accounting practices of Cingular Wireless LLC ("Cingular"). BellSouth owns a 40 percent equity interest in Cingular. This change will not affect Cingular's cash flows and is expected to result in the acceleration of rental expense, which would balance out over the life of the affected lease. BellSouth will record a $70 million pre-tax adjustment ($43 million on an after-tax basis) to reduce its equity in earnings from Cingular. This change to BellSouth's fourth quarter 2004 results will reduce earnings from continuing operations by 2 cents and will be normalized. There is no impact to previously reported normalized earnings per share of 35 cents for the quarter and $1.83 for the full year 2004. Prior years' financial results will not be restated due to the immateriality of this adjustment to the results of operations, cash flows and financial position for the current year or any individual or prior period.

         In addition, BellSouth announced today a correction to the reported gain on sale of eight Latin American properties sold during the fourth quarter of 2004. The after-tax gain of $915 million previously reported in income from discontinued operations was reduced by $64 million, or 3 cents per share, to reflect a provision for potential tax obligations in connection with the sale.

         A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02.

         The information in this report, including the Exhibits described below, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:   /s/ Pat Shannon
      Pat Shannon
      Senior Vice President - Finance and Controller
      February 25, 2005